UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 31, 2005


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                          000-23889              76-0553110

(STATE OF OTHER JURISDICTION OF      (COMMSION FILE  NO.)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

            6601 OWENS DRIVE, SUITE 115, PLEASANTON, CALIFORNIA 94588
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (925) 251-0000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 ---------------

Item 8.01  Other Events

The following information is being furnished pursuant to Item 8.01.


BrightStar Information Technology Group, Inc. (the "Company") and Stellar McKim LLC, a financial services and software group, today announced the execution of a preliminary agreement for the purchase by Stellar McKim of a controlling interest in BrightStar. The terms of the transaction were not disclosed.


A copy of the press release is attached hereto as Exhibit 99.1.


                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                   BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: March 31, 2005.              BY: /s/ Joseph A. Wagda
                                       -----------------------------------------
                                       Joseph A. Wagda
                                       Chairman and Chief Executive Officer